Pro Forma Information (Unaudited)	12 Months Ended
Dec. 31, 2012
Pro Forma Information (Unaudited)
Pro Forma Information (Unaudited)

Note 11. Pro Forma Information (Unaudited)

During the year ended December 31, 2012, we purchased 13 properties for an aggregate purchase price of $213,974, excluding acquisition costs.  In October 2012, we issued 7,500,000 of our common shares.  In January 2012, we entered into a $350,000 unsecured term loan to, among other things, repay amounts outstanding under our unsecured revolving credit facility.  During 2011, we purchased 16 properties for an aggregate purchase price of $444,050, including the assumption of $49,395 of mortgage debt and excluding acquisition costs.  Also in 2011, we amended our $500,000 revolving credit facility, to, among other things, increase maximum borrowings under the facility to $550,000 and we issued 6,500,000 of our common shares.  The following table presents our pro forma results of operations as if these acquisitions and financing activities were completed on January 1, 2011. This pro forma data is not necessarily indicative of what our actual results of operations would have been for the periods presented, nor does it represent the results of operations for any future period. Differences could result from various factors, including but not limited to, additional property acquisitions, property sales, changes in interest rates and changes in our debt or equity capital structure, and such differences could be significant.

	For the Year Ended December 31,
	2012	2011
Total revenues	$227,753	$233,067
Net income	56,747	59,744
Per share data:
Net income	$1.04	$1.10

During the years ended December 31, 2012 and 2011, we recognized revenues of $62,380 and $22,951, respectively, and operating income of $19,219 and $4,947, respectively, arising from the above referenced acquisitions.